SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                            Amendment No. 2 to FORM 8-K

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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 17, 2001


                           WIRE ONE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    0-25940                  77-0312442
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


   225 Long Avenue, Hillside, New Jersey                         07205
  (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (973) 282-2000


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

     On July 17, 2001, Wire One Technologies, Inc. acquired substantially all of the assets and certain liabilities of Advanced Acoustical Concepts, Inc., an Ohio-based designer of audiovisual conferencing systems. The total consideration was $793,750, which was paid in the form of 145,429 shares of Wire One common stock valued at the time of the acquisition. The purchase price was based on negotiations between the parties. On the date of the acquisition, the assets and certain liabilities of Advanced Acoustical Concepts, Inc., were recorded at their fair values, with the excess purchase consideration allocated to goodwill.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired

               The  financial  statements  required by this Item are included as
          Exhibit 2.2 in this amendment to the initial report on Form 8-K filed on August 1, 2001.

     (b)  Pro Forma Financial Information

               The pro-forma financial information required by this Item are included as Exhibit 2.3 in this amendment to the initial report on Form 8-K filed on August 1, 2001.

     (c)  Exhibits

          2.1  Asset  Purchase  Agreement  by and among  Wire One  Technologies,
               Inc., Advanced Acoustical Concepts, Inc., Lawrence F. Miller, William Othick and Wayne Lippy, dated as of July 17, 2001.

          2.2 Audited Financial Statements of Advanced Acoustical Concepts, Inc. for the years ended December 31, 2000 and 1999. Unaudited Financial Statements of Advanced Acoustical Concepts, Inc. for the six months ended June 30, 2001 and 2000.

          2.3 Pro-forma financial information related to the acquisition of the assets and certain liabilities of Advanced Acoustical Concepts, Inc. as of and for the six months ended June 30, 2001 and for the year ended December 31, 2000.





                All other Items of this report are inapplicable.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WIRE ONE TECHNOLOGIES, INC.

Date:  September 30, 2001                        By:/s/ Christopher A. Zigmont
                                                    --------------------------
                                                    Christopher A. Zigmont
                                                    Executive Vice President and
                                                    Chief Financial Officer



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                                  EXHIBIT INDEX

     2.1 Asset Purchase Agreement by and among Wire One Technologies, Inc., Advanced Acoustical Concepts, Inc., Lawrence F. Miller, William Othick and Wayne Lippy, dated as of July 17, 2001.

          The Registrant agrees to furnish supplementally to the Securities and Exchange Commission, upon request, copies of any schedules and exhibits to the foregoing exhibit that are not filed herewith in accordance with Item 601(b)(2) of Regulation S-K.

     2.2 Financial Statements of Advanced Acoustical Concepts, Inc. for the years ended December 31, 2000 and 1999.

     2.3 Pro-forma financial information related to the acquisition of the assets and certain liabilities of Advanced Acoustical Concepts, Inc. as of and for the six months ended June 30, 2001 and for the year ended December 31, 2000.